Scudder
Large Company
Value Fund

Semiannual Report
March 31, 1999

-------------
No-Load Funds
-------------

A fund which seeks to maximize capital appreciation over the long term through a value-oriented approach to investing.

A no-load fund with no commissions to buy, sell, or exchange shares.

SCUDDER

Scudder Large Company Value Fund

--------------------------------------------------------------------------------
Date of Inception:  4/5/67    Total Net Assets as of     Ticker Symbol:  SCDUX
                              3/31/99:  $2.4 billion
--------------------------------------------------------------------------------

o Value stocks continued to trail the major equity indices during the reporting period, as investors continued to focus on large companies with well above average growth prospects.

o Scudder Large Company Value Fund posted a total return of 18.56% for the six-month period ended March 31, slightly ahead of the 18.28% return of its unmanaged benchmark index, the Russell 1000 Value Index.

o Management has increased the Fund's weighting in cyclicals and money center banks, and trimmed exposure to utilities and communications stocks.


                                Table of Contents


   3  Letter from the Fund's President      17  Financial Highlights
   4  Performance Update                    18  Notes to Financial Statements
   5  Portfolio Summary                     21  Shareholder Meeting Results
   6  Portfolio Management Discussion       24  Officers and Trustees
   9  Glossary of Investment Terms          25  Investment Products and Services
  10  Investment Portfolio                  26  Scudder Solutions
  14  Financial Statements


                      2 - Scudder Large Company Value Fund

                        Letter from the Fund's President

Dear Shareholders,

     Value investors have faced a difficult environment in the last six months. Even as the Dow Jones Industrial Average crossed the 10,000 barrier amid a great deal of fanfare, a large number of stocks in the traditional "value" category produced negative returns during the period. The underperformance of value stocks has been caused, in part, by the slowdown in corporate profits in the second half of 1998. In an environment where earnings growth was increasingly scarce, investors were more willing to pay high price-to-earnings multiples for companies whose profit growth is above average and perceived to be most dependable. Conversely, the market has generally avoided companies that have failed to demonstrate recent earnings momentum. As a result, returns have been concentrated in large-cap growth stocks, while value names and smaller companies continue to languish. For a long-term perspective on the performance of value versus growth, please see the chart on page 6.

     Despite this challenging investment backdrop, Scudder Large Company Value Fund produced strong returns during the reporting period, and beat its benchmark by a modest margin. Employing a strategy that focuses on identifying catalysts for resurgent growth in out-of-favor domestic large-caps, the Fund benefited from holdings in several companies rebounding from short-term difficulties. Although value-oriented strategies will not always outpace the returns of the major indices, we believe that over time, the Fund's emphasis on valuation will produce strong results.

     For those of you who are interested in new Scudder products, we are pleased to introduce Scudder Select 500 Fund and Scudder Select 1000 Growth Fund. Both funds are managed with the goal of providing long term outperformance compared to their benchmark indices, the S&P 500 Index and the Russell 1000 Growth Index, respectively. For more information on either Select fund, please call us at the number below.

     Thank you for your continued investment in Scudder Large Company Value Fund. If you have any questions about your investment, please call Scudder Investor Information at 1-800-225-2470, or visit our Web site at www.scudder.com.

     Sincerely,


     /s/Daniel Pierce
     Daniel Pierce
     President,
     Scudder Large Company Value Fund

                      3 - Scudder Large Company Value Fund

                      Performance Update as of March 31, 1999

---------------------------
Fund Index Comparison
---------------------------

                          Total Return
   --------------------------------------------
   Period
   Ended       Growth of               Average
   3/31/1999   $10,000    Cumulative   Annual
   --------------------------------------------
   Scudder Large Company Value Fund
   --------------------------------------------
   1 Year      $ 10,144       1.44%     1.44%
   5 Year      $ 23,036     130.36%    18.16%
   10 Year     $ 36,966     269.66%    13.97%
   --------------------------------------------
   Russell 1000 Value Index
    --------------------------------------------
   1 Year      $ 10,506       5.06%     5.06%
   5 Year      $ 27,100     171.00%    22.05%
   10 Year     $ 46,903     369.03%    16.70%


------------------------------
Growth of a $10,000 Investment
------------------------------

THE PRINTED DOCUMENT CONTAINS A LINE CHART HERE

CHART DATA:
               Scudder Large Company           Russell 1000
                    Value Fund                 Value Index


           '89           10000                    10000
           '90           10487                    11313
           '91           11447                    12109
           '92           13366                    13490
           '93           15343                    16649
           '94           16047                    17307
           '95           16374                    19244
           '96           21923                    25692
           '97           25560                    30334
           '98           36441                    44646
           '99           36966                    46903

The Russell 1000 Value Index consists of securities with less than average growth orientation. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

---------------------------------
Returns and Per Share Information
---------------------------------

Yearly periods ended March 31

THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE
ILLUSTRATING THE FUND TOTAL RETURN (%) AND
INDEX TOTAL RETURN (%)

CHART DATA:


                                      1990     1991     1992     1993    1994     1995     1996     1997    1998     1999
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value                      $18.14   $17.74   $19.43   $20.88  $19.42   $19.06   $21.74   $22.68  $29.98   $28.10
-----------------------------------------------------------------------------------------------------------------------------
Income Dividends                     $ .16    $ .37    $ .22    $ .10   $  --    $  --    $ .08    $ .16   $ .24    $ .18
-----------------------------------------------------------------------------------------------------------------------------
Capital Gains Distributions          $1.45    $1.35    $ .98    $1.25   $2.62    $ .73    $3.50    $2.48   $1.86    $2.10
-----------------------------------------------------------------------------------------------------------------------------
Fund Total Return (%)                 4.87     9.15    16.76    14.79    4.58     2.04    33.88    16.59   42.57     1.44
-----------------------------------------------------------------------------------------------------------------------------
Index Total Return (%)               13.13     7.04    11.40    23.42    3.95    11.19    33.51    18.07   47.18     5.06
-----------------------------------------------------------------------------------------------------------------------------

On February 1, 1997, the Fund adopted its current name. Prior to that date, the Fund was known as the Scudder Capital Growth Fund. All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased.

                      4 - Scudder Large Company Value Fund

                     Portfolio Summary as of March 31, 1999

---------------
Diversification
---------------

A graph in the form of a pie chart appears here, illustrating the exact data points in the table below.


   Equity                          99%
   Cash Equivalents                 1%
   ------------------------------------
                                  100%
   ------------------------------------

Management seeks to remain fully invested in reasonably valued large-cap stocks.

--------------------------------------
Sectors (Excludes 1% Cash Equivalents)
--------------------------------------

A graph in the form of a pie chart appears here, illustrating the exact data points in the table below.

   Financial                       26%
   Technology                      13%
   Energy                          11%
   Manufacturing                    7%
   Communications                   7%
   Consumer Staples                 6%
   Durables                         6%
   Health                           5%
   Utilities                        4%
   Other                           15%
   ------------------------------------
                                  100%
   ------------------------------------

------------------------------
Ten Largest Equity Holdings
(30% of Portfolio)
------------------------------
The Fund's bottom-up approach is the primary driver of its sector weights.

    1. International Business Machines
       Corp.
       Manufacturer of computers and
       servicer of information
       processing units

    2. Chase Manhattan Corp.
       Commercial bank

    3. Citigroup Inc.
       Diversified financial services
       company

    4. AT&T Corp. Telecommunication services

    5. Union Pacific Corp.
       Railroad, trucking, real estate
       and mining company

    6. Bell Atlantic Corp.
       Telecommunication services

    7. Dow Chemical Co.
       Chemical producer

    8. Motorola Inc.
       Manufacturer of telecommunication
       products and semiconductors

    9. Exxon Corp.
       International oil and gas company

   10. American Home Products Corp.
       Diversified pharmaceutical company


Management strives to invest in companies where positive fundamental changes are likely to result in higher earnings.

For more complex details about the Fund's investment portfolio, see page 10. A quarterly Fund Summary and Portfolio Holdings are available upon request.

                      5 - Scudder Large Company Value Fund

Portfolio Management Discussion

In the following interview, Portfolio Manager Kathleen Millard discusses Scudder Large Company Value Fund's strategy and the market environment during the six-month period ending March 31, 1999.

Q: Value stocks generally underperformed growth stocks during the reporting period, continuing a trend that has been in place for some time. In your view, what is the cause of this phenomenon?

A: Value stocks have been out of favor for the past eighteen months, but the divergence has become much more pronounced in the wake of last year's financial crises. Fears of collapse in the emerging markets led investors to believe that a slowdown in the U.S. economy was imminent. At the same time, corporate profits declined across many sectors. In this seemingly uncertain environment, investors sought cover in larger companies perceived to have the highest potential for steady growth, and avoided those that appeared to be in danger of missing their earnings estimates. As a result, even companies that were suffering only short-term downtrends in their earnings were punished along with those whose difficulties were more complex. While such an environment can be frustrating for value investors, especially when Internet companies and technology stocks are performing so well, we sought to use it as an opportunity to invest in quality companies at bargain prices.

Q: How did the Fund  perform in the period?

A: In the six-month period ended March 31, 1999, the Fund returned 18.56%, in line with the 18.28% return of the Russell 1000 Value Index. Our position in money center banks, in which we

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART TITLE:

--------------------------------------------------------------------------------
Market Environment
Russell 1000 Value vs. Russell 1000 Growth
--------------------------------------------------------------------------------

BAR CHART DATA
                      Value                       Growth
               outperforms Growth            outperforms Value

     1979                                          3.4%
     1980                                         15.2%
     1981              12.6%
     1982                                          0.4%
     1983              12.3%
     1984              11.0%
     1985                                          1.3%
     1986               4.6%
     1987                                          4.8%
     1988              11.9%
     1989                                         10.7%
     1990                                          7.8%
     1991                                         16.6%
     1992               8.8%
     1993              15.2%
     1994                                          4.6%
     1995               1.2%
     1996                                          1.5%
     1997               4.7%
     1998                                         23.1%


The bars in this chart represent the difference between the return of the Russell 1000 Growth Index and the return of the Russell 1000 Value Index for each year.

                      6 - Scudder Large Company Value Fund
established a large position following the fall correction, helped performance significantly. We bought Citigroup and Chase Manhattan Bank when they fell to extremely attractive levels in late September and early October, and have since benefited as the stocks rebounded as fears of a global financial meltdown dissipated. On the negative side, the Fund was hurt by its position in cyclical stocks, which were depressed due to concerns about slower global growth. Despite the short-term underperformance of cyclicals, we remain confident that stock prices do not reflect the long-term opportunities available in this sector. In the past six months, our bottom-up strategy also prompted us to trim holdings in sectors that have become more fully valued, such as utilities and communications.

Q: Please review the Fund's investment strategy.

A: We strive to build the optimal portfolio by combining quantitative value screens with original research and risk analysis. We begin by applying a valuation screen to each company in our investment universe, which is the largest 1000 companies in the U.S. (as represented by the Russell 1000 Index). Companies that are ranked in the top four deciles based on valuation are our potential buy candidates, while those that fall into the 9th and 10th deciles are likely to be sold if they are held in the portfolio. We narrow the list further by employing intensive fundamental analysis to determine which "buy" rated companies have the strongest financial positions and most capable management teams. Finally, we determine which stocks will likely minimize portfolio risk by contributing to overall diversification. By combining these disciplines, we hope to build a portfolio of reasonably valued, fundamentally strong large-cap companies.

Q: When evaluating individual stocks using fundamental analysis, what are you looking for, specifically?

A: Most important, we look for management teams that are creating value for shareholders. To accomplish this, we seek to establish the level and direction of critical income statement, balance sheet, and cash flow drivers such as volume growth and operating margin. The purpose of this intensive approach is to distinguish between "value traps," or companies whose stock prices are depressed for a reason, and "value opportunities," where poor price performance belies positive changes taking place within the firm. In the process, we search for companies whose actual earnings have fallen below their normalized earnings. (Normalized earnings are the smoothed-out level of earnings over an economic cycle, removing the peaks and troughs associated with fluctuations in the economy.) We believe that over time, this strategy will allow us to separate companies that are poised to rebound from those whose difficulties are likely to continue.

Q: Do you have an example of how your stock selection criteria work on the buy side?

A: Motorola, the number eight holding in the portfolio as of March 31, is an example of a company whose stock price was under pressure even though our fundamental research revealed the underpinnings for a turnaround. We started buying Motorola late last summer when earnings and valuation reached what we


                      7 - Scudder Large Company Value Fund
believed to be their lows. The company was losing money in both its cellular business and its semiconductor unit, where a cyclical slump was hurting revenues. As a result, actual earnings were far below normalized earnings at a time when management was taking steps to get the company back on track. We felt that the restructuring of the company's semiconductor division was an action that was guaranteed to take the business unit out of the red. The positive impact of this change was revealed in the first quarter, when Motorola reported that their semiconductor unit had turned in an operating profit, two quarters ahead of schedule. In addition, we believed that new products in their cellular division would increase the company's position in that market, and indeed, business has improved. The stock has risen sharply in the months since the tech correction last fall, and has made a significant contribution to Fund performance.

Union Pacific Corp. is a traditional cyclical stock that was beaten down during 1998 as the expected benefits of industry consolidation failed to materialize. Earnings were depressed and the stock was down sharply -- representing the concurrent troughs we look for in these two areas -- but we felt that the new management team would begin to turn the company around. If Union Pacific's growth rate can simply return to the industry average, we believe the stock could have significant upside. Union Pacific, the fifth largest holding in the portfolio, is a prime example of a value stock that we believe offers more to investors than just a low P/E ratio.

Q: How about on the sell side?

A: In January we sold our position in Heinz, which our quantitative models showed to be overvalued. Although management's rationalization of the product line had resulted in improved earnings, we felt that the potential for further good news on this front was limited. In addition, we already had a large position in consumer staples in the portfolio, so selling the stock helped reduce the Fund's risk profile. Since we eliminated our position in Heinz, the stock has fallen off sharply.

Q: What is your outlook for the remainder of the year? A: In general, we feel that the prospects for value stocks are positive, although it is impossible to say exactly when the turn will come. The trends of 1998 continued into the first quarter of 1999, although we have seen a bounce in cyclicals and other depressed sectors in April, after the close of the reporting period. Over the long term, we expect that a bounce in the overseas economies could be the elixir necessary to produce a sustained rebound in cyclicals and other value names. Regardless of what happens in the market this year, however, it is important for investors to keep in mind that the market's preference between value and growth tends to move in long cycles. While investors have favored growth at any price over the last six quarters, longer-term history is on the side of a price-sensitive value approach.


                      8 - Scudder Large Company Value Fund

                          Glossary of Investment Terms

CONSUMER STAPLES           Products purchased by consumers on a regular basis,
                           such as food, beverages, alcohol, and tobacco. In the aggregate, sales of consumer staples tend to be steady and less sensitive to economic fluctuations.

CYCLICAL STOCKS            Companies whose earnings are closely tied to the
                           business cycle. Cyclical industries include steel, cement, paper, machinery, and autos.

FUNDAMENTAL RESEARCH       Analysis of companies based on the projected impact
                           of management, products, sales, and earnings on their balance sheets and income statements. Distinct from technical analysis, which evaluates the attractiveness of a stock based on historical price and trading volume movements, rather than the financial results of the underlying company.

MONEY CENTER BANK          A bank in one of the major financial centers of the
                           world. These banks play a major national and international economic role because they are large lenders, depositors, and buyers of money market instruments and securities as well as large lenders to international governments and corporations. As distinct from regional banks, which focus on one area of the country.


PRICE/EARNINGS RATIO       A widely used gauge of a stock's valuation that
(P/E)                      indicates what investors are paying for a company's
(also "earnings            earning power at the current stock price. A P/E ratio
multiple")                 may be based on a company's projected earnings for
                           the coming 12 months. A higher "earnings multiple" indicates higher expected earnings growth, along with greater risk of earnings disappointment.

RESTRUCTURING              The general term for major corporate changes aimed at
                           greater efficiency and adaptation to changing markets. Cost-cutting initiatives, debt retirement, management realignments, and the sale of non-core businesses are all developments frequently associated with corporate restructuring.

VALUE STOCK                A company whose stock price does not fully reflect
                           its intrinsic value, as indicated by price/earnings ratio, price/book value ratio, dividend yield, or some other valuation measure, relative to its industry or the market overall. Value stocks tend to display less price volatility and may carry higher dividend yields. Distinct from growth stock.

(Sources: Scudder Kemper Investments Inc.; Barron's Dictionary of Finance and Investment Terms)



                      9 - Scudder Large Company Value Fund

             Investment Portfolio as of March 31, 1999 (Unaudited)

                                                     Principal        Market
                                                    Amount ($)       Value ($)
--------------------------------------------------------------------------------
Repurchase Agreements 1.1%
--------------------------------------------------------------------------------
Repurchase Agreement with Donaldson, Lufkin &
  Jenrette dated 3/31/1999 at 4.9%, to be
  repurchased at $27,731,774 on 4/1/1999,
  collateralized by a $25,582,000 U.S. Treasury Note,                ===========
  6.5%, 10/15/2006 (Cost $27,728,000)......         27,728,000        27,728,000
                                                                     ===========
                                                       Shares
-------------------------------------------------------------------------------
Common Stocks 98.9%
-------------------------------------------------------------------------------
Consumer Discretionary 3.9%
Department & Chain Stores
Consolidated Stores Corp.* .................           432,800        13,119,250
Dayton Hudson Corp. ........................           691,400        46,064,525
Federated Department Stores, Inc.* .........           849,000        34,066,125
                                                                     -----------
                                                                      93,249,900
                                                                     -----------
Consumer Staples 6.0%
Alcohol & Tobacco 2.1%
Philip Morris Companies, Inc. ..............         1,402,100        49,336,394
                                                                     -----------
Food & Beverage 3.0%
ConAgra, Inc. ..............................         1,350,700        34,527,269
Unilever NV (New York shares) ..............           553,600        36,779,800
                                                                     -----------
                                                                      71,307,069
                                                                     -----------
Textiles 0.9%
VF Corporation .............................           476,500        22,484,844
                                                                     -----------
Health 4.5%
Health Industry Services 0.7%
Humana Inc.* ...............................         1,017,200        17,546,700
                                                                     -----------
Pharmaceuticals 3.8%
American Home Products Corp. ...............           897,100        58,535,775
Pharmacia & Upjohn, Inc. ...................           515,400        32,148,075
                                                                     -----------
                                                                      90,683,850
                                                                     -----------
Communications 7.2%
Telephone/Communications
AT&T Corp. .................................           980,100        78,224,225
Bell Atlantic Corp. ........................         1,278,200        66,066,963
BellSouth Corp. ............................           740,800        29,678,300
                                                                     -----------
                                                                     173,969,488
                                                                     -----------

    The accompanying notes are an integral part of the financial statements.

                      10 - Scudder Large Company Value Fund

                                                                               Market
                                                                   Shares     Value ($)
----------------------------------------------------------------------------------------
Financial 25.4%
Banks 12.9%
BANC ONE CORP .............................................       426,214    23,468,408
BankAmerica Corp. .........................................       773,728    54,644,540
BankBoston Corp. ..........................................       760,600    32,943,488
Chase Manhattan Corp. .....................................     1,100,900    89,516,931
First Union Corp. .........................................       729,800    38,998,688
J.P. Morgan & Co., Inc. ...................................       331,900    40,948,163
KeyCorp ...................................................       922,900    27,975,406
                                                                            -----------
                                                                            308,495,624
                                                                            -----------
Insurance 4.9%
Allstate Corp. ............................................     1,156,600    42,866,488
Cigna Corp. ...............................................       621,900    52,122,994
XL Capital Ltd. " A" ......................................       379,700    23,066,775
                                                                            -----------
                                                                            118,056,257
                                                                            -----------
Consumer Finance 5.7%
American Express Credit Corp. .............................       468,700    55,072,250
Citigroup Inc. ............................................     1,281,899    81,881,299
                                                                            -----------
                                                                            136,953,549
                                                                            -----------
Other Financial Companies 1.9%
Federal National Mortgage Association .....................       664,800    46,037,400
                                                                            -----------
Media 3.2%
Broadcasting & Entertainment 1.7%
Viacom Inc. "B"* ..........................................       505,900    42,463,981
                                                                            -----------
Print Media 1.5%
Knight-Ridder, Inc. .......................................       710,500    35,525,000
                                                                            -----------
Service Industries 2.3%
Investment
Merrill Lynch & Co., Inc. .................................       615,100    54,397,906
                                                                            -----------
Durables 5.9%
Aerospace 3.0%
Boeing Co. ................................................       501,300    17,106,863
United Technologies Corp. .................................       397,200    53,795,775
                                                                            -----------
                                                                             70,902,638
                                                                            -----------
Automobiles 2.0%
Ford Motor Co. ............................................       846,500    48,038,875
                                                                            -----------

    The accompanying notes are an integral part of the financial statements.

                      11 - Scudder Large Company Value Fund

                                                                               Market
                                                                  Shares      Value ($)
----------------------------------------------------------------------------------------
Tires 0.9%
Goodyear Tire & Rubber Co. ................................       449,800    22,405,663
                                                                            -----------
Manufacturing 7.3%
Chemicals 3.8%
Dow Chemical Co. ..........................................       688,800    64,187,550
E.I. du Pont de Nemours & Co. .............................       466,700    27,097,769
                                                                            -----------
                                                                             91,285,319
                                                                            -----------
Containers & Paper 0.8%
Sonoco Products Co. .......................................       793,810    18,257,630
                                                                            -----------
Diversified Manufacturing 1.5%
Textron, Inc. .............................................       461,900    35,739,513
                                                                            -----------
Hand Tools 1.2%
Black & Decker Corp. ......................................       546,600    30,302,138
                                                                            -----------
Technology 12.8%
Diverse Electronic Products 2.6%
Motorola Inc. .............................................       843,800    61,808,350
                                                                            -----------
EDP Peripherals 1.7%
Seagate Technology, Inc.* .................................     1,408,100    41,626,956
                                                                            -----------
Electronic Data Processing 6.2%
Hewlett-Packard Co. .......................................       859,900    58,311,969
International Business Machines Corp. .....................       507,100    89,883,475
                                                                            -----------
                                                                            148,195,444
                                                                            -----------
Military Electronics 2.3%
General Dynamics Corp. ....................................       253,700    16,300,225
Raytheon Co. "A" ..........................................       669,800    38,680,950
                                                                            -----------
                                                                             54,981,175
                                                                            -----------
Energy 10.6%
Oil & Gas Production 2.5%
Coastal Corp. .............................................       597,700    19,724,100
Royal Dutch Petroleum Co. .................................       140,000     7,451,774
Royal Dutch Petroleum Co. (New York shares) ...............       650,800    33,841,600
                                                                            -----------
                                                                             61,017,474
                                                                            -----------
Oil Companies 8.1%
Atlantic Richfield Co. ....................................       213,100    15,556,300
BP Amoco PLC ..............................................       189,700    19,147,844
Chevron Corp. .............................................       297,200    26,283,625
Exxon Corp. ...............................................       873,000    61,601,063


    The accompanying notes are an integral part of the financial statements.


                      12 - Scudder Large Company Value Fund

                                                                              Market
                                                                Shares       Value ($)
---------------------------------------------------------------------------------------
Mobil Corp. ...........................................         395,200      34,777,600
Texaco Inc. ...........................................         646,200      36,671,850
                                                                            -----------
                                                                            194,038,282
                                                                            -----------
Metals & Minerals 0.7%
Steel & Metals
Phelps Dodge Corp. ....................................         361,500      17,803,875
                                                                            -----------
Construction 2.1%
Forest Products
Weyerhaeuser Co. ......................................         893,200      49,572,600
                                                                            -----------
Transportation 3.1%
Railroads
Union Pacific Corp. ...................................       1,374,500      73,449,844
                                                                            -----------
Utilities 3.9%
Electric Utilities
American Electric Power Co. ...........................         378,500      15,021,719
Duke Energy Corp. .....................................         606,700      33,140,988
FPL Group, Inc. .......................................         474,800      25,283,100
Unicom Corp. ..........................................         584,900      21,385,406
                                                                            -----------
                                                                             94,831,213
                                                                            -----------
=======================================================================================
Total Common Stocks (Cost $1,650,523,390)                                 2,374,764,951
=======================================================================================
---------------------------------------------------------------------------------------

=======================================================================================
Total Investment Portfolio -- 100.0% (Cost $1,678,251,390) (a)            2,402,492,951
=======================================================================================

*    Non-income producing security.

(a) The cost for federal income tax purposes was $1,680,279,948. At March 31, 1999, net unrealized appreciation for all securities based on tax cost was $722,213,003. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $748,258,871 and aggregate gross unrealized (a) depreciation for all securities in which there was an excess of tax cost over market value of $26,045,868.

    The accompanying notes are an integral part of the financial statements.


                      13 - Scudder Large Company Value Fund

                              Financial Statements

                       Statement of Assets and Liabilities
                        as of March 31, 1999 (Unaudited)


 Assets
------------------------------------------------------------------------------------------------------
                  Investments, at market (identified cost $1,678,251,390) ........   $2,402,492,951
                  Cash ...........................................................              892
                  Receivable for investments sold ................................          238,375
                  Dividends and interest receivable ..............................        3,604,372
                  Receivable on Fund shares sold .................................        2,509,927
                  Other assets ...................................................           39,170
                                                                                     --------------
                  Total assets ...................................................    2,408,885,687
 Liabilities
------------------------------------------------------------------------------------------------------
                  Payable for investments purchased ..............................       11,745,559
                  Payable for Fund shares redeemed ...............................        2,617,849
                  Accrued management fee .........................................        1,151,352
                  Other payables and accrued expenses ............................          699,949
                                                                                     --------------
                  Total liabilities ..............................................       16,214,709
                  ====================================================================================
                  Net assets, at market value                                        $2,392,670,978
                  ====================================================================================
 Net Assets
------------------------------------------------------------------------------------------------------
                  Net assets consist of:
                  Undistributed net investment income ............................       22,175,752
                  Unrealized appreciation (depreciation) on investments ..........      724,241,561
                  Accumulated net realized gain (loss) ...........................       27,455,407
                  Paid-in capital ................................................    1,618,798,258
                  ====================================================================================
                  Net assets, at market value                                        $2,392,670,978
                  ====================================================================================
 Net Asset Value
 ------------------------------------------------------------------------------------------------------
                  Net Asset Value, offering and redemption price per share
                     ($2,392,670,978 / 85,154,220 outstanding shares of
                     beneficial interest, $.01 par value, unlimited                       =============
                     number of shares authorized) ................................           $28.10
                                                                                          =============

    The accompanying notes are an integral part of the financial statements.

                      14 - Scudder Large Company Value Fund

                             Statement of Operations

                   six months ended March 31, 1999 (Unaudited)


 Investment Income
--------------------------------------------------------------------------------------------------------
                 Income:
                  Dividends (net of foreign taxes withheld of $78,858) ..........   $ 22,436,801
                  Interest ......................................................      1,048,318
                                                                                    ------------
                                                                                      23,485,119
                  Expenses:
                  Management fee ................................................      7,013,609
                  Services to shareholders ......................................      2,623,380
                  Trustees' fees and expenses ...................................         14,797
                  Custodian and accounting fees .................................        121,012
                  Reports to shareholders .......................................        156,749
                  Auditing ......................................................         24,755
                  Legal .........................................................         13,712
                  Registration fees .............................................         69,386
                  Other .........................................................         73,865
                                                                                    ------------
                                                                                      10,111,265
                  ==============================================================================
                  Net investment income                                               13,373,854
                  ==============================================================================

 Realized and unrealized gain (loss) on investment transactions
 --------------------------------------------------------------------------------------------------------
                  Net realized gain (loss) from:
                  Investments ...................................................     63,282,086
                  Net unrealized appreciation (depreciation) during the period on:
                  Investments ...................................................    292,661,028
                  ==============================================================================
                  Net gain (loss) on investment transactions                         355,943,114
                  ==============================================================================

                  ==============================================================================
                  Net increase (decrease) in net assets resulting from operations   $369,316,968
                  ==============================================================================


    The accompanying notes are an integral part of the financial statements.



                      15 - Scudder Large Company Value Fund

                       Statements of Changes in Net Assets


                                                                              Six Months
                                                                                Ended             Year
                                                                           March 31, 1999   Ended September
 Increase (Decrease) in Net Assets                                           (Unaudited)        30, 1998
----------------------------------------------------------------------------------------------------------------
                  Operations:
                  Net investment income ..............................   $    13,373,854    $    28,421,758
                  Net realized gain (loss) from investment transactions       63,282,086        162,388,328
                  Net unrealized appreciation (depreciation)  on
                    investment transactions during the period ........       292,661,028       (280,820,721)
                                                                         ----------------   ----------------
                  Net increase (decrease) in net assets resulting from
                    operations .......................................       369,316,968        (90,010,635)
                                                                         ----------------   ----------------
                  Distributions to shareholders from:
                  Net investment income ..............................       (14,320,246)       (18,248,388)
                                                                          ----------------   ----------------
                  Net realized gain on investment transactions .......      (166,948,064)      (141,425,011)
                                                                          ----------------   ----------------
                  Fund share transactions:
                  Proceeds from shares sold ..........................       346,259,731        349,010,684
                  Net asset value of shares issued to shareholders in
                    reinvestment of distributions ....................       172,806,566        152,377,751
                  Cost of shares redeemed ............................      (311,609,851)      (467,271,665)
                                                                         ----------------   ----------------
                  Net increase (decrease) in net assets from Fund share
                    transactions .....................................       207,456,446         34,116,770
                                                                         ----------------   ----------------
                  Increase (decrease) in net assets ..................       395,505,104       (215,567,264)
                  Net assets at beginning of period ..................     1,997,165,874      2,212,733,138
                  Net assets at end of period (including undistributed
                    net investment income of $22,175,752 and             ================   ================
                    $23,122,144, respectively) .......................   $ 2,392,670,978    $ 1,997,165,874
                                                                         ================   ================
 Other Information
----------------------------------------------------------------------------------------------------------------
                  Increase (decrease) in Fund shares
                  Shares outstanding at beginning of period ..........        77,857,803         76,343,193
                                                                          ----------------   ----------------
                  Shares sold ........................................        12,199,865         12,220,382
                  Shares issued to shareholders in reinvestment of
                  distributions ......................................         6,234,005          5,700,627
                  Shares redeemed ....................................       (11,137,453)       (16,406,399)
                                                                          ----------------   ----------------
                  Net increase (decrease)  in Fund shares ............         7,296,417          1,514,610
                                                                         ================   ================
                  Shares outstanding at end of period ................        85,154,220         77,857,803
                                                                         ================   ================

    The accompanying notes are an integral part of the financial statements.


                      16 - Scudder Large Company Value Fund

                              Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

------------------------------------------------------------------------------------------------------------------------------------
                                                     Six Months
                                                       Ended
                                                      March 31,
                                                       1999(a)                            Years Ended September 30,
                                                     (Unaudited)      1998(a)        1997(a)+      1996         1995         1994
------------------------------------------------------------------------------------------------------------------------------------
                                                  ==================================================================================
Net asset value, beginning of period ...........         $25.65         $28.98       $22.64       $22.92       $19.54       $23.06
Income from investment operations:                ==================================================================================
Net investment income (loss) ...................            .16            .36          .38          .36          .13         (.02)
Net realized and unrealized gain (loss) on
  investment transactions ......................           4.57          (1.59)        8.60         2.94         3.98         (.88)
                                                  ==================================================================================
Total from investment operations ...............           4.73          (1.23)        8.98         3.30         4.11         (.90)
                                                  ==================================================================================
Less distributions from:
Net investment income ..........................           (.18)          (.24)        (.16)        (.08)     --           --
Net realized gains on investment transactions ..          (2.10)         (1.86)       (2.48)       (3.50)        (.73)       (2.62)
                                                  ==================================================================================
Total distributions ............................          (2.28)         (2.10)       (2.64)       (3.58)        (.73)       (2.62)
                                                  ==================================================================================

                                                  ==================================================================================
Net asset value, end of period .................         $28.10         $25.65       $28.98       $22.64       $22.92       $19.54
                                                  ==================================================================================
------------------------------------------------------------------------------------------------------------------------------------
Total Return (%) ...............................          18.56**        (4.54)       43.06        15.94        21.96        (4.72)
Ratios and Supplemental Data
Net assets, end of period ($ millions) .........          2,393          1,997        2,213        1,651        1,492        1,338
Ratio of operating expenses to average daily net
  assets (%) ...................................            .89*           .88          .93          .92          .98          .97
Ratio of net investment income (loss) to average
  daily net assets (%) .........................           1.18*          1.25         1.51         1.62          .62         (.12)
Portfolio turnover rate (%) ....................           39.2*          39.5         43.0        150.7        153.6         75.8

(a)  Based on monthly average shares outstanding during the period.
+ On February 1, 1997, the Fund adopted its current name. Prior to that date, the Fund was known as the Scudder Capital Growth Fund.
*    Annualized.
**   Not Annualized.

                      17 - Scudder Large Company Value Fund

                   Notes to Financial Statements (Unaudited)

                       A. Significant Accounting Policies

Scudder Large Company Value Fund (formerly Scudder Capital Growth Fund) (the "Fund") is a diversified series of the Value Equity Trust (the "Trust") (formerly Scudder Equity Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market, Inc. ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported on such system. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on the Nasdaq System but are traded in another over-the-counter market are valued at the most recent sale price on such market. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

Portfolio debt securities with remaining maturities greater than sixty days are valued by pricing agents approved by the officers of the Trust, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the repurchase price.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Distribution of Income and Gains. Distributions of net investment income are made annually. During any particular year net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders annually. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax. Earnings and profits distributed to shareholders on redemption of Fund shares ("tax equalization") may be utilized by the Fund, to the extent permissible, as part of the Fund's dividends paid deduction on its federal tax return.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. The differences primarily relate to the

                      18 - Scudder Large Company Value Fund
deferral of certain losses for tax purposes. As a result, net investment income
(loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Other. Investment security transactions are accounted for on a trade-date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Original issue discounts and market discounts are accreted for both tax and financial reporting purposes.

                      B. Purchases and Sales of Securities

During the six months ended March 31, 1999, purchases and sales of investment securities (excluding short-term investments) aggregated $504,950,556 and $436,185,459, respectively.

                               C. Related Parties

Under the Investment Management Agreement (the "Agreement") with Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Adviser"), the Fund has agreed to pay to the Adviser a fee equal to an annual rate of approximately 0.75% of the first $500,000,000 of average daily net assets, 0.65% of the next $500,000,000 of such net assets, 0.60% of the next $500,000,000 of such net assets, 0.55% of the next $500,000,000 of such net assets, and 0.50% of such net assets in excess of $2,000,000,000 computed and accrued daily and payable monthly. As manager of the assets of the Fund, the Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Management Agreement. For the six months ended March 31, 1999, the fees pursuant to these agreements amounted to $7,013,609 which was equivalent to an annual effective rate of .62% of the Fund's average daily net assets.

Effective September 7, 1998, Zurich Insurance Company ("Zurich"), majority owner of the Adviser, entered into an agreement with B.A.T Industries p.l.c. ("B.A.T") pursuant to which the financial services businesses of B.A.T were combined with Zurich's businesses to form a new global insurance and financial services company known as Zurich Financial Services. Upon consummation of the transaction, the Fund's Management Agreement with Scudder Kemper was deemed to have been assigned and, therefore, terminated. In December 1998, the Board of Trustees and the shareholders of the Fund approved a new investment management agreement with Scudder Kemper, which is substantially identical to the former Management Agreement, except for the dates of execution and termination.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. Included in services to shareholders is $1,246,863 charged to the Fund by SSC for the six months ended March 31, 1999, of which $204,726 is unpaid at March 31, 1999.

                      19 - Scudder Large Company Value Fund

Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Fund. For the six months ended March 31, 1999, the amount charged to the Fund by STC aggregated $956,980, of which $316,112 is unpaid at March 31, 1999.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the six months ended March 31, 1999, the amount charged to the Fund by SFAC aggregated $86,410, of which $28,767 is unpaid at March 31, 1999.

The Fund is one of several Scudder Funds (the "Underlying Funds") in which the Scudder Pathway Series Portfolios (the "Portfolios") invest. In accordance with the Special Servicing Agreement entered into by the Adviser, the Portfolios, the Underlying Funds, SSC, SFAC, STC, and Scudder Investor Services, Inc., expenses from the operation of the Portfolios are borne by the Underlying Funds based on each Underlying Fund's proportionate share of assets owned by the Portfolios. No Underlying Funds will be charged expenses that exceed the estimated savings to each respective Underlying Fund. These estimated savings result from the elimination of separate shareholder accounts which either currently are or have potential to be invested in the Underlying Funds. At March 31, 1999, the Special Servicing Agreement expense charged to the Fund amounted to $19,047, of which $10,829 is unpaid at March 31, 1999.

The Fund pays each of its Trustees not affiliated with the Adviser an annual retainer plus specified amounts for attended board and committee meetings. For the six months ended March 31, 1999, Trustees' fees and expenses aggregated $14,797.

                               D. Line of Credit

The Fund and several Scudder Funds (the "Participants") share in a $850 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated pro rata among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

                      20 - Scudder Large Company Value Fund

                          Shareholder Meeting Results

A Special Meeting of Shareholders (the "Meeting") of Scudder Large Company Value Fund (the "Fund") was held on December 15, 1998, at the office of Scudder Kemper Investments, Inc., Two International Place, Boston, Massachusetts 02110. At the Meeting the following matters were voted upon by the shareholders (the resulting votes for each matter are presented below).

1. To approve a new Investment Management Agreement for the Fund with Scudder Kemper Investments, Inc.

                                Number of Votes:
                                ----------------
                  For            Against        Abstain        Broker Non-Votes*
                  ---            -------        -------        -----------------
              40,548,767        1,235,900      1,585,712               0


2.       To approve the revision of the Fund's fundamental lending policy.

                                Number of Votes:
                                ----------------
                  For            Against         Abstain       Broker Non-Votes*
                  ---            -------         -------      -----------------
              37,468,110        1,928,963       2,287,319          1,685,987

--------------------------------------------------------------------------------

* Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

                      21 - Scudder Large Company Value Fund

                                   This Page
                                 intentionally
                                  left blank.

                      22 - Scudder Large Company Value Fund

                                   This Page
                                 intentionally
                                  left blank.

                      23 - Scudder Large Company Value Fund

                              Officers and Trustees

Daniel Pierce*
President and Trustee

Paul Bancroft III
Trustee; Venture Capitalist and Consultant

Sheryle J. Bolton
Trustee; Chief Executive Officer, Scientific Learning Corporation

William T. Burgin
Trustee; General Partner, Bessemer Venture Partners

Keith R. Fox
Trustee; Private Equity Investor

William H. Luers
Trustee; Chairman and President of the U.N. Association of the U.S.A.

Kathryn L. Quirk*
Trustee, Vice President and Assistant Secretary

Joan Spero
Trustee; President, Doris Duke Charitable Foundation

Thomas J. Devine
Honorary Trustee; Consultant

Wilson Nolen
Honorary Trustee; Consultant

Robert G. Stone, Jr.
Honorary Trustee; Chairman Emeritus and Director, Kirby Corporation

Donald E. Hall*
Vice President

Ann M. McCreary*
Vice President

Thomas W. Joseph*
Vice President

Kathleen T. Millard*
Vice President

John R. Hebble*
Treasurer

Caroline Pearson*
Assistant Secretary



                        *Scudder Kemper Investments, Inc.


                      24 - Scudder Large Company Value Fund

                        Investment Products and Services

The Scudder Family of Funds+++
--------------------------------------------------------------------------------
Money Market
------------
  Scudder U.S. Treasury Money Fund
  Scudder Cash Investment Trust
  Scudder Money Market Series --
     Prime Reserve Shares*
     Premium Shares*
     Managed Shares*
  Scudder Government Money Market Series --
     Managed Shares*

Tax Free Money Market+
----------------------
  Scudder Tax Free Money Fund
  Scudder Tax Free Money Market Series --
     Managed Shares*
  Scudder California Tax Free Money Fund**
  Scudder New York Tax Free Money Fund**

Tax Free+
---------
  Scudder Limited Term Tax Free Fund
  Scudder Medium Term Tax Free Fund
  Scudder Managed Municipal Bonds
  Scudder High Yield Tax Free Fund
  Scudder California Tax Free Fund**
  Scudder Massachusetts Limited Term Tax Free Fund**
  Scudder Massachusetts Tax Free Fund**
  Scudder New York Tax Free Fund**
  Scudder Ohio Tax Free Fund**
  Scudder Pennsylvania Tax Free Fund**

U.S. Income
-----------
  Scudder Short Term Bond Fund
  Scudder Zero Coupon 2000 Fund
  Scudder GNMA Fund
  Scudder Income Fund
  Scudder Corporate Bond Fund
  Scudder High Yield Bond Fund

Global Income
-------------
  Scudder Global Bond Fund
  Scudder International Bond Fund
  Scudder Emerging Markets Income Fund

Asset Allocation
----------------
  Scudder Pathway Conservative Portfolio
  Scudder Pathway Balanced Portfolio
  Scudder Pathway Growth Portfolio
  Scudder Pathway International Portfolio

U.S. Growth and Income
----------------------
  Scudder Balanced Fund
  Scudder Dividend & Growth Fund
  Scudder Growth and Income Fund
  Scudder S&P 500 Index Fund
  Scudder Real Estate Investment Fund

U.S. Growth
-----------
  Value
    Scudder Large Company Value Fund
    Scudder Value Fund***
    Scudder Small Company Value Fund
    Scudder Micro Cap Fund

  Growth
    Scudder Classic Growth Fund***
    Scudder Large Company Growth Fund
    Scudder Development Fund
    Scudder 21st Century Growth Fund

Global Equity
-------------
  Worldwide
    Scudder Global Fund
    Scudder International Value Fund
    Scudder International Growth and Income Fund
    Scudder International Fund++
    Scudder International Growth Fund
    Scudder Global Discovery Fund***
    Scudder Emerging Markets Growth Fund
    Scudder Gold Fund

  Regional
    Scudder Greater Europe Growth Fund
    Scudder Pacific Opportunities Fund
    Scudder Latin America Fund
    The Japan Fund, Inc.

Industry Sector Funds
---------------------
  Choice Series
    Scudder Financial Services Fund
    Scudder Health Care Fund
    Scudder Technology Fund

Preferred Series
----------------
  Scudder Tax Managed Growth Fund
  Scudder Tax Managed Small
    Company Fund


Retirement Programs and Education Accounts
--------------------------------------------------------------------------------

Retirement Programs
-------------------
  Traditional IRA
  Roth IRA
  SEP IRA
  Keogh Plan
  401(k), 403(b) Plans

Variable Annuities
  Scudder Horizon Plan**+++ +++
  Scudder Horizon Advantage**+++ +++ +++

Education Accounts
------------------
  Education IRA
  UGMA/UTMA

Closed-End Funds#
--------------------------------------------------------------------------------
  The Argentina Fund, Inc.
  The Brazil Fund, Inc.
  The Korea Fund, Inc.
  Montgomery Street Income Securities, Inc.
  Scudder Global High Income Fund, Inc.
  Scudder New Asia Fund, Inc.
  Scudder New Europe Fund, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +++Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds may not be available for purchase or exchange. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *A class of shares of the Fund. **Not available in all states. ***Only the Scudder Shares of the Fund are part of the Scudder Family of Funds. ++Only the International Shares of the Fund are part of the Scudder Family of Funds. +++ +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. +++ +++ +++A no-load variable annuity contract issued by Glenbrook Life and Annuity Company and underwritten by Allstate Financial Services, Inc., sold by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder Kemper Investments, Inc., are traded on the New York Stock Exchange and, in some cases, on various other stock exchanges.

                      25 - Scudder Large Company Value Fund

                                Scudder Solutions


Convenient ways to invest, quickly and reliably:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Investment Plan                                    QuickBuy

          A convenient investment program in which money is            Lets you purchase Scudder fund shares
          electronically debited from your bank account monthly to     electronically, avoiding potential mailing delays;
          regularly purchase fund shares and "dollar cost average"     money for each of your transactions is
          -- buy more shares when the fund's price is lower and        electronically debited from a previously designated bank
          fewer when it's higher, which can reduce your average        account.
          purchase price over time.*

          Automatic Dividend Transfer                                  Payroll Deduction and Direct Deposit

          The most timely, reliable, and convenient way to             Have all or part of your paycheck -- even government
          purchase shares -- use distributions from one Scudder        checks -- invested in up to four Scudder funds at
          fund to purchase shares in another, automatically            one time.
          (accounts with identical registrations or the same
          social security or tax identification number).

          * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets.
            Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Automated Information Line: SAIL(TM) --              Scudder's Web Site -- www.scudder.com
          1-800-343-2890
                                                                       Personal Investment Organizer: Offering
          Personalized account information, the ability to             account information and transactions, interactive
          exchange or redeem shares, and information on other          worksheets, prospectuses and applications for all
          Scudder funds and services via touchtone telephone.          Scudder funds, plus your current asset allocation,
                                                                       whenever you need them. Scudder's Site also
                                                                       provides news about Scudder funds, retirement
                                                                       planning information, and more.

Retirees and those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Withdrawal Plan                                    QuickSell

          You designate the bank account, determine the schedule       Provides speedy access to your money by
          (as frequently as once a month) and amount of the            electronically crediting your redemption proceeds
          redemptions, and Scudder does the rest.                      to the bank account you previously designated.

          Distributions Direct

          Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------


                      26 - Scudder Large Company Value Fund


Mutual Funds and More -- Brokerage and Guidance Services:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Brokerage Services                             Scudder Portfolio Builder

          Offers you access to a world of investments,           A free service designed to help suggest ways investors like
          including stocks, corporate bonds, Treasuries, plus    you can diversify your portfolio among domestic and global,
          over 8,000 mutual funds from at least 150 mutual       as well as equity, fixed-income, and money market funds,
          fund companies. And Scudder Fund Folio(SM) provides    using Scudder funds.
          investors with access to a marketplace of more than
          800 no-load funds from well-known companies--with no   Personal Counsel from Scudder(SM)
          transaction fees or commissions. Scudder
          shareholders can take advantage of a Scudder           Developed for investors who prefer the benefits of no-load
          Brokerage account already reserved for them, with      funds but want ongoing professional assistance in
          no minimum investment. For information about           managing a portfolio. Personal Counsel(SM) is a highly
          Scudder Brokerage Services, call 1-800-700-0820.       customized, fee-based asset management service for
                                                                 individuals investing $100,000 or more.


          Fund Folio funds held less than six months will be charged a fee for redemptions. You can buy shares directly from the fund itself or its principal underwriter or distributor without paying this fee. Scudder Brokerage Services, Inc., 42 Longwater Drive, Norwell, MA 02061.
          Member SIPC.

          Personal Counsel From Scudder(SM) and Personal Counsel(SM) are service marks of and represent a program offered by Scudder Investor Services, Inc., Adviser.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------
Additional Information on How to Contact Scudder:
------------------------------------------------------------------------------------------------------------------------------
          For existing account services and transactions         Please address all written correspondence to
          Scudder Investor Relations -- 1-800-225-5163           The Scudder Funds
                                                                 P.O. Box 2291
          For establishing 401(k) and 403(b) plans               Boston, Massachusetts
          Scudder Defined Contribution Services --               02107-2291
          1-800-323-6105
                                                                 Or Stop by a Scudder Investor Center

          For information about The Scudder Funds, including     Many shareholders enjoy the personal, one-on-one service of
          additional applications and prospectuses, or for       the Scudder Investor Centers. Check for an Investor Center near
          answers to investment questions                        you -- they can be found in the following cities:
          Scudder Investor Relations -- 1-800-225-2470           Boca Raton            Chicago             San Francisco
                   Investor.Relations@scudder.com                Boston                New York


                      27 - Scudder Large Company Value Fund

About the Fund's Adviser

Scudder Kemper Investments, Inc., is one of the largest and most experienced investment management oganizations worldwide, managing more than $280 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded 79 years ago as one of the nation's first investment counsel organizations, joined the Zurich Financial Services Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Financial Services Group. The Zurich Financial Services Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.


This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.


SCUDDER